SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934


Date of Report (Date of earliest event reported)September 29,
1995

                  ANNTAYLOR STORES CORPORATION
     (Exact name of registrant as specified in its charter)

      Delaware            1-10738            13-3499319
(State   of   other   jurisdiction   of               (Commission
(I.R.S. Employer Identification Number)
   incorporation)       File Number)


142 West 57th Street, New York, NY             10019
(Address of principal executive offices)     (Zip Code)


                         (212) 541-3300
      (Registrant's telephone number, including area code)


                               N/A
  (Former name or former address, if changed since last report)








ITEM 5.  Other Events

     On September 29, 1995, AnnTaylor, Inc. ("Ann Taylor"), a wholly owned subsidiary of AnnTaylor Stores Corporation (the "Company"), entered into an amended and restated credit agreement to replace its existing bank credit agreement. The amended and restated credit agreement provides, among other things, for an additional $25 million of financing pursuant to a term loan, thereby increasing the amounts available to Ann Taylor under the credit agreement from $125 million to $150 million. The amended and restated credit agreement contains financial and other covenants, including limitations on indebtedness, liens and investments, restrictions on dividends or other distributions to stockholders, and maintaining certain financial ratios and specified levels of net worth, some of which provisions were amended by the new agreement. The amended and restated credit agreement also provides for, among other things, a revised interest rate and the addition of a limitation on capital expenditures. Ann Taylor's payment obligations under the agreement are guaranteed by the Company. The amended and restated bank credit agreement and related agreements are incorporated by reference to the Current Report on Form 8-K of Ann Taylor filed on October 17, 1995. The foregoing summary of the amended and restated bank credit agreement and related agreements is qualified in its entirety by reference to such agreements.

ITEM 7.  Financial Statements and Exhibits

   The exhibits listed in the following exhibit index are filed as part of this Report.

   Exhibit No.
   10.1 Amended and Restated Credit Agreement, dated as of September 29, 1995, among Ann Taylor, Bank of America National Trust and Savings Association ("Bank of America"), Fleet Bank, National Association, as Co-Agents, the financial institutions from time to time party thereto, BA Securities, Inc., as Arranger, and Bank of America, as Agent. Incorporated by reference to Exhibit 10.1 to the
       Current  Report on Form 8-K of Ann Taylor filed  on  October
       17, 1995.

   10.2 Amended and Restated Security and Pledge Agreement, dated as of September 29, 1995, made by Ann Taylor in favor of Bank of America, as Agent. Incorporated by reference to
       Exhibit 10.2 to the Current Report on Form 8-K of Ann Taylor filed on October 17, 1995.

   10.3 Trademark Security Agreement, dated as of September 29, 1995, made by Ann Taylor in favor of Bank of America, as Agent. Incorporated by reference to Exhibit 10.3 to the
       Current  Report on Form 8-K of Ann Taylor filed  on  October
       17, 1995.

   10.4 Amended and Restated Guaranty, dated as of September 29, 1995, made by the Company in favor of Bank of America, as Agent. Incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K of Ann Taylor filed on October 17, 1995.

   10.5 Amended and Restated Security and Pledge Agreement, dated as of September 29, 1995, made by the Company in favor of Bank of America, as Agent. Incorporated by reference to
       Exhibit 10.5 to the Current Report on Form 8-K of Ann Taylor filed on October 17, 1995.



                               SIGNATURES



   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AnnTaylor Stores Corporation

Date:    October 17, 1995

                                      By: /s/  Walter J. Parks
                                          ---------------------
                                          Walter J. Parks
                                          Senior Vice President - Finance